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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) December 11, 1996


                                 GTI CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          1-4289                                           05-0278990
(Commission File Number)                       (IRS Employer Identification No.)


9715 Business Park Drive, San Diego, California               92131
   (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (619) 537-2500


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ITEM 5.     OTHER EVENTS

      a)    Resignation of a Director

            See the following press release, dated December 16, 1996, announcing the resignation and retirement of a certain director of the Company.





FOR IMMEDIATE RELEASE                        Contact: Lori Squier
                                                        Investor Relations
                                                      (619) 537-2500





   GTI CORPORATION ANNOUNCES RETIREMENT OF ANDRE HORN FROM BOARD OF DIRECTORS



San Diego, California (December 16, 1996) -- GTI Corporation (Nasdaq: GGTI) announced today the retirement of Andre Horn (69) from the Board of Directors. Mr. Horn initially joined the Board in 1977.

   GTI Corporation is an active participant in the worldwide market for networking and network-access products. Through Valor Electronics, it is a leading supplier of magnetics-based, signal processing and power-management products used worldwide to satisfy the diverse needs of the datacom and telecom markets. Through Promptus Communications, it provides "bandwidth-on-demand" management for worldwide networking.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 17, 1996          GTI CORPORATION



                                  By: /s/ Albert J. Hugo-Martinez
                                      ----------------------------------
                                      Albert J. Hugo-Martinez
                                      President, Chief Executive Officer, and
                                      Acting Chief Financial Officer


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